UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2011

GENPACT LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-33626	98-0533350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court, 22 Victoria Street
Hamilton HM, Bermuda
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (441) 295-2244

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 10, 2011, Genpact Limited, a Bermuda company (“Genpact” or the “ Company ”) held its annual meeting of shareholders (the “Annual Meeting”) in Gurgaon, India. At the Annual Meeting, Genpact shareholders approved five proposals. The proposals are described in detail in Genpact’s previously filed Proxy Statement related to the Annual Meeting.

Proposal 1

    Genpact shareholders elected ten individuals to the Board as set forth below:

	Votes cast in favor	Votes withheld
Pramod Bhasin	191,131,990	820,702
Robert G. Scott	191,312,352	640,340
John Barter	191,309,927	642,765
Steven A. Denning	187,298,740	4,653,952
Mark F. Dzialga	187,298,739	4,653,953
Douglas M. Kaden	191,312,370	640,322
Jagdish Khattar	191,311,052	641,640
James C. Madden	191,258,406	694,286
Denis J. Nayden	189,399,452	2,553,240
A. Michael Spence	189,590,014	2,362,678

Proposal 2

Genpact shareholders ratified the appointment of KPMG as the company’s independent registered public accounting firm for the 2011 fiscal year as set forth below:

Ratification of Independent Registered Public Accounting Firm
Votes cast in favor	211,973,614
Votes cast against	50,799
Votes abstaining	13,236

Proposal 3

Genpact shareholders approved the amendment and restatement of the 2007 Omnibus Incentive Plan as set forth below:

Approval of the Amendment and Restatement of the 2007 Omnibus Incentive Plan
Votes cast in favor	190,701,472
Votes cast against	1,152,336
Votes abstaining	98,884
Broker non-votes	20,084,957

Proposal 4

Genpact shareholders approved a non-binding advisory vote to approve the compensation of the Company’s named executive officers as set forth below:

Approval of a non-binding advisory vote to approve the compensation of the Company’s named executive officers
Votes cast in favor	139,969,757
Votes cast against	50,630,808
Votes abstaining	1,352,127
Broker non-votes	20,084,957

Proposal 5

Genpact shareholders recommended on a non-binding advisory basis to hold a non-binding advisory vote for approval of the compensation of the Company’s named executive officers every three years as set forth below:

Recommendation on frequency to hold a non-binding advisory vote to approve the compensation of the Company’s named executive officers
Votes cast for one year	54,283,581
Votes cast for two years	133,595
Votes cast for three years	137,509,141
Votes abstaining	26,375
Broker non-votes	20,084,957

Based on these results and consistent with the Board’s previous recommendation, the Board has determined that the Company will hold an advisory vote to approve the compensation of the Company’s named executive officers every three years.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPACT LIMITED

Date: May 13, 2011	By:	/s/ Heather White
	Name:	Heather White
	Title:	Vice President